UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7740

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: July 31
Date of reporting period: July 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Letter from the Chairman

 R. Jay Gerken, CFA
 Chairman

Dear Shareholder,

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. performed comparatively well through the 12-month period ended July 31, 2004, outperforming the J.P. Morgan Emerging Markets Bond Index Plus[i] (“EMBI+”) by 0.58% and the Citigroup Mortgage Securities Indexii by 7.72%. Bonds generated favorable returns over the first half of the period, although their prices significantly declined in April before stabilizing over recent months. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation, and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that generally can accompany it.

The U.S. economy’s quarterly pace of growth continued to advance over the period at a rate that significantly exceeded levels in early 2003. Even the U.S. labor market, which generated lackluster results throughout most of 2003, grew significantly during the period. U.S. Treasury bonds, agencies, and mortgage-backed securities collectively generated positive total returns for the 12-month period ended July 31, 2004.

Emerging markets performed well during the 12 months ended July 31, 2004 following a slow start in July 2003 amid a sell-off in the U.S. Treasury bond market and fears that the economy was overheating. Sovereign debt markets rebounded through the fall and early winter, as treasury markets stabilized and investors refocused their attention on the strong fundamentals in improving emerging market economies. Although markets were disrupted with a second sell-off in April and May 2004, which almost entirely was driven by technical factors, they regained lost ground in June and July, supporting strong returns for the period.

Please read on for a more detailed look at prevailing economic and market conditions during the past 12 months and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman

August 23, 2004

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Manager Overview

PERFORMANCE REVIEW

During the 12-month period ended July 31, 2004, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. returned 14.50%, based on its New York Stock Exchange (“NYSE”) market price and 12.75% based on its net asset value (“NAV”)iii per share. During the period, the fund continued to generate a high level of income and total return from its holdings in emerging markets debt and mortgage-backed securities. In comparison, its unmanaged benchmarks, the EMBI+ and Citigroup Mortgage Securities Index, returned 12.17% and 5.03%, respectively.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.88 per share. The performance table shows the fund’s 30-day SEC yield, as well as its 12-month total return based on its NAV and market price as of July 31, 2004. Dividends and yields fluctuate and are subject to change. Yields and dividends represent past performance, and there is no guarantee they will continue to be paid. Please consult with your personal tax or legal advisor. Past performance is no indication of future results. The fund’s yields will vary.

FUND PERFORMANCE

AS OF JULY 31, 2004

	30-Day	12-Month
Price Per Share	SEC Yield	Total Return

$10.58 NAV	9.47%	12.75%

$11.01 NYSE	9.10%	14.50%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. The SEC yield are as of July 31, 2004 and are subject to change.

INVESTMENT GRADE BOND MARKET OVERVIEW

The performance of the U.S. bond market over the past year has been strongly linked to anticipated actions of the Fed in light of U.S. economic data. Last summer, the Fed, concerned about deflation and looking to lift the economy, set their federal funds rateiv target at 1.00%; its lowest level in more than 40 years. This move initially caused short-term rates to fall, but signs of stronger economic growth soon started to dramatically boost yields. Volatility

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

ensued in September when the Fed made it clear that they had little or no intention of raising rates for a “considerable period” due to soft growth and inflation levels that appeared to be fully in check. This caused five-year yields to fall nearly 65 basis points.v

The next six months were relatively stable as the economy showed signs of a turnaround, with a very strong third quarter gross domestic productvi of 8.20%. Nevertheless, despite the strength of the economy, the Fed held fast to its 1.00% short-term lending rate attributing the economic growth more to increases in productivity than to jobs.

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers, combined with inflation-fighting language from the Fed, led to another rise in U.S. Treasury yields with 10-year yields rising over 100 basis points from their early March lows.

As widely anticipated over recent months, in June 2004 the Fed finally raised its federal funds rate target from 1.00% to 1.25%. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The Fed further increased its federal funds rate target to 1.50% on August 10, 2004, after the end of the reporting period. Lower interest rates can help stimulate the economy; accordingly, higher rates can put the brakes on economic growth and help to maintain a balance between that growth and inflation that generally can accompany it.

The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined, and yields virtually rose across the board in advance of the Fed’s action, particularly in April and May, before prices stabilized somewhat in June and July. Against this backdrop, U.S. Treasury bonds, agencies, and mortgage-backed securities collectively generated positive total returns for the 12-month period ended July 31, 2004.

EMERGING MARKETS DEBT OVERVIEW

Despite marked volatility as U.S. interest rate concerns rippled through global markets, emerging markets debt returned 12.17% during the fund’s fiscal year as represented by the EMBI+. U.S. Treasury bond prices plummeted in July 2003 following a report stating that economic growth had sharply accelerated, which prompted investors to question if the Fed’s rate-cutting cycle had run its course. However, sovereign debt markets rebounded through the fall and early winter, as treasury markets stabilized and investors refocused their attention on the strong fundamentals in improving emerging market economies.

Emerging markets started 2004 strong amid a relatively benign stretch in the U.S. Treasury bond markets; hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, markets again were disrupted in April and May following a second sharp sell-off in U.S. Treasury bonds during the period. Yields rose following an extremely strong March U.S. jobs report and comments from the Fed about the economy and inflation concerns in the United States. April saw EMBI+’s largest sell-off since July of 2001, with yield spreadsvii

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

over U.S. Treasuries widening to levels not seen since October of last year. Markets took back some losses in June and July, as the continuation of good country fundamentals — coupled with the absence of U.S. Treasury volatility — supported strong returns.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries. Oil prices, in particular, remained high favoring oil exporters, but fears remained that high energy prices might dampen the global recovery. Revenues from oil production contributed to positive performance in Ecuador, Russia, and Venezuela. The markets also benefited from higher-than-expected global economic growth and higher-than-expected inflation.

Spreads tightened 66 basis points during the 12-month period ended July 31, 2004, closing at 466 basis points over U.S. Treasuries. Over the same period, 12-month return volatility stood at 8.51%,viii substantially below long-term, historical levels of approximately 16%.

The positive macro environment over the 12 months was supportive of improving credit quality across the emerging markets, which, when combined with continued progress on political and economic reforms in many Latin American countries, encouraged broader investor participation in emerging markets debt. In addition, the improving credit quality of the market may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing some technical support for the market.

FACTORS IMPACTING FUND PERFORMANCE

During the period, we benefited from our strategic allocation to mortgage-backed securities and from the defensive positioning of the portfolio. For most of the period, overall duration was kept shorter than that of the fund’s unmanaged mortgage benchmark, the Citigroup Mortgage Securities Index. (Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates. A shorter duration helps cushion price declines in the event of rising rates.) Given the backup of rates across the yield curve,ix we recently shifted to a more neutral duration stance relative to the benchmark and expect to shorten our duration as treasury volatility shifts. We continue to believe that our current allocation to mortgage-backed securities will provide diversification and stability. Diversification does not assure against market loss.

Performance for the emerging markets debt portion of the fund for the 12-month period primarily was driven by macroeconomic and market factors, as outlined above, rather than individual country events. That said our overweight positions in the Brazil and Ecuador markets, which returned approximately 20% and 36%, respectively, positively contributed to the overall performance of the fund during the period.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBGX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

PETER J. WILBY President	ROGER M. LAVAN Executive Vice President	THOMAS K. FLANAGAN Executive Vice President

August 23, 2004

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

This information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The fund’s top five sector holdings as of July 31 2004 were: Mortgage-Backed Securities (49.50%); Brazil (14.00%); Zero Coupon Municipal Bonds (5.00%); Poland (4.80%); and Philippines (4.10%). The fund’s portfolio composition is subject to change at any time.

RISKS: An investment in the fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	The J.P. Morgan Emerging Markets Bond Index Plus is a total-return index that tracks the traded market for U.S. dollar- denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
(ii)	The Citigroup Mortgage Securities Index is the mortgage component of the Citigroup Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae, and Freddie Mac pass-throughs and Fannie Mae and Freddie Mac balloon mortgages.
(iii)	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
(iv)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(v)	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

(vi)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(vii)	Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(viii)	Source: J.P. Morgan.

(ix)	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Fund at a Glance (unaudited)

Investment Breakdown as of January 31, 2004*

Investment Breakdown as of July 31, 2004*

*	As a percentage of total investments. Please note that portfolio holdings are subject to change.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Schedule of Investments

July 31, 2004

Face
Amount	Security	Value

Sovereign Bonds — 32.7%

Argentina — 1.4%

$17,600,000	Republic of Argentina, Discount Bond, Series L-GL, 2.438% due 3/31/23 (a)(b)(c)	$9,020,000

Brazil — 14.0%
	Federal Republic of Brazil:

4,397,893	C Bond, 8.000% due 4/15/14 (b)(d)	4,149,137

2,414,118	DCB, Series L, 2.125% due 4/15/12 (a)	2,101,791

63,150,000	Discount Bond, Series Z-L, 2.063% due 4/15/24 (a)(b)	51,467,250

39,650,000	Par Bond, Series Z-L, 6.000% due 4/15/24 (b)	32,190,844

		89,909,022

Colombia — 1.1%

6,500,000	Republic of Colombia, 10.000% due 1/23/12 (b)	7,018,375

Ecuador — 1.1%
	Republic of Ecuador:

6,475,000	12.000% due 11/15/12 (b)	6,118,875

925,000	7.000% due 8/15/30 (a)(b)	689,587

		6,808,462

Malaysia — 0.2%

1,300,000	Malaysia, 8.750% due 6/1/09 (b)	1,541,589

Mexico — 1.4%
	United Mexican States:

6,700,000	6.375% due 1/16/13	6,840,700

2,250,000	7.500% due 4/8/33	2,250,562

		9,091,262

Panama — 1.0%

6,200,000	Republic of Panama, 9.375% due 1/16/23	6,479,000

Peru — 0.8%

6,097,000	Republic of Peru, 5.000% due 3/7/17 (a)(b)	5,342,496

Philippines — 4.1%

28,500,000	Republic of Philippines, Series B, 6.500% due 12/1/17 (a)(b)	26,077,500

Poland — 4.8%
	Republic of Poland:

16,380,000	Par Bond, 4.000% due 10/27/24 (a)	13,963,950

19,000,000	Series RSTA, 4.750% due 10/27/24 (a)(b)	17,095,250

		31,059,200

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Schedule of Investments (continued)

July 31, 2004

Face
Amount	Security	Value

Russia — 1.5%
	Russia Federation:

$1,800,000	11.000% due 7/24/18	$2,281,500

8,300,000	5.000% due 3/31/30 (a)(b)	7,625,625

		9,907,125

Turkey — 1.3%
	Republic of Turkey:

4,950,000	11.500% due 1/23/12	5,828,625

2,350,000	8.000% due 2/14/34	2,191,375

		8,020,000

	Total Sovereign Bonds (Cost — $188,497,338)	210,274,031

Mortgage-Backed Securities — 49.5%
	Federal Home Loan Mortgage Corporation (FHLMC):

24,000,000	Gold, 6.000%, 30 Year due (e)(f)	24,615,000
	Gold, 7.000%:

212,082	20 Year, due 10/1/17 (b)	225,484
	30 Year:

29,748	Due 11/1/28 (b)	31,550

38,964	Due 7/1/29 (b)	41,299

77,077	Due 12/1/30 (b)	81,649

639,812	Due 10/1/31 (b)	677,595

234,747	Due 11/1/31 (b)	248,609

93,571	Due 3/1/32	99,071

88,784	Due 6/1/32	94,003

20,750	Due 7/1/32	21,970

311,347	Due 11/1/32 (b)	329,649

11,280,046	Series 2572, Class LI, 5.500% due 5/15/22 (PAC-1 I/ O) (b)	725,350
	Series 2591:

12,055,529	Class LI, 5.500% due 4/15/21 (PAC-1 I/ O) (b)	835,676

23,903,356	Class PI, 5.500% due 2/15/30 (PAC-1 I/ O) (b)	3,614,240

18,103,139	Series 2594, Class IO, 5.000% due 3/15/14 (PAC I/ O) (b)	1,697,767

11,718,818	Series 2595, Class WT, 5.500% due 9/15/22 (PAC I/ O) (b)	1,588,046

18,245,770	Series 2603, Class LI, 5.500% due 9/15/28 (PAC-1 I/ O) (b)	2,716,018
	Series 2617:

9,930,915	Class IB, 4.500% due 8/15/12 (PAC I/ O) (b)	1,168,437

5,497,906	Class IE, 4.500% due 5/15/15 (PAC I/ O) (b)	988,954

11,096,101	Class TI, 4.500% due 6/15/09 (PAC I/ O) (b)	486,525

29,473,700	Series 2644, Class IB, 5.000% due 10/15/15 (PAC-1 I/ O) (b)	1,983,904

13,227,272	Series 2664, Class UA, 5.500% due 7/15/17 (PAC I/ O) (b)	1,022,692

24,072,908	Series 2686, Class WI, 5.500% due 10/15/16 (PAC-1 I/ O)	1,603,217

8,186,727	Series 2687, Class IA, 5.500% due 9/15/22 (PAC I/ O) (b)	809,372

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Schedule of Investments (continued)

July 31, 2004

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA):

$30,000,000	4.500%, 30 Year (e)(f)	$28,237,500

40,000,000	5.000%, 30 Year (e)(f)	39,000,000

75,000,000	5.500%, 30 Year (e)(f)	75,060,900

43,000,000	6.000%, 30 Year (e)(f)	44,115,334

75,000,000	7.000%, 30 Year (e)(f)	79,242,150

7,581,695	Series 2003-54, Class TI, 4.500% due 5/25/09 (I/ O) (b)	321,377

19,918,182	Series 2003-90, Class UC, 5.500% due 8/25/22 (I/ O) (b)	1,878,520

33,492,375	Series 2003-122, Class IB, 5.000% due 5/25/16 (I/ O) (b)	3,252,763
	Government National Mortgage Association (GNMA):

9,433,117	Series 2003-12, Class IN, 5.500% due 2/16/28 (PAC I/ O) (b)	1,154,613

4,387,471	Series 2003-77, Class TI, 6.000% due 11/16/28 (PAC I/ O) (b)	354,040

	Total Mortgaged-Backed Securities (Cost — $310,568,517)	318,323,274

Zero Coupon Municipal Bonds — 5.0%

11,200,000	Austin, Texas Utility System Revenue, Series A, MBIA-Insured, due 11/15/08 (b)	9,717,904
	Edinburg, TX Consolidated Independent School District:

1,845,000	Due 2/15/08 (b)	1,647,640

2,705,000	Due 2/15/09 (b)	2,307,527

5,470,000	Harris County, TX, due 8/15/08 (b)	4,795,275

10,535,000	Texas State Public Finance Authority, Building Revenue, due 2/1/08	9,420,713
	Westmoreland County, PA, Series G:

2,665,000	Due 6/1/08	2,359,431

2,515,000	Due 12/1/08	2,182,794

	Total Zero Coupon Municipal Bonds (Cost — $29,698,715)	32,431,284

Rights

Rights (g) — 0.7%

215,344,000	Mexican Rights	4,581,990

390,650	Venezuela Rights (h)	0

	Total Rights (Cost — $0)	4,581,990

	Sub-Total Investments (Cost — $528,764,570)	565,610,579

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Schedule of Investments (continued)

July 31, 2004

Face
Amount	Security	Value

Repurchase Agreements (b) — 12.1%

$9,515,000	Bank of America Securities LLC dated 7/30/04, 1.340% due 8/2/04; Proceeds at maturity — $9,516,063; (Fully collateralized by various U.S. Government Obligations and Agency, 0.000% to 8.500% due 1/19/05 to 8/15/23; Market value — $9,705,313)	$9,515,000

17,000,000	Deutsche Bank Securities Inc. dated 7/30/04, 1.340% due 8/2/04; Proceeds at maturity — $17,001,898; (Fully collateralized by various U.S. Government Obligations and Agency, 0.000% to 7.125% due 8/3/04 to 3/15/31; Market value — $17,340,023)	17,000,000

17,000,000	Goldman Sachs Group Inc. dated 7/30/04, 1.360% due 8/2/04; Proceeds at maturity — $17,001,927; (Fully collateralized by various U.S. Government Obligations and Agency, 0.000% to 8.750% due 9/2/04 to 1/15/25; Market value — $17,340,022)	17,000,000

17,000,000	Morgan Stanley dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $17,001,913; (Fully collateralized by various U.S. Government Obligations and Agency, 0.000% to 8.440% due 9/15/04 to 8/6/38; Market value — $17,508,638)	17,000,000

17,000,000	UBS Securities LLC dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $17,001,913; (Fully collateralized by various U.S. Government Obligations and Agency, 0.000% to 8.875% due 8/3/04 to 5/15/30; Market value — $17,340,096)	17,000,000

	Total Repurchase Agreements (Cost — $77,515,000)	77,515,000

	Total Investments — 100.0% (Cost — $606,279,570**)	$643,125,579

Loaned Securities Collateral

Face
Amount	Security	Value

4,276,875	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $4,276,875)	$4,276,875

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

(a)	Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b)	Segregated as collateral for mortgage dollar rolls/ to-be-announced (“TBA”) outstanding at year end.
(c)	Security is currently in default.

(d)	All or a portion of this security is on loan(Note 6).

(e)	Mortgage dollar roll (See Note 4).

(f)	Security is issued on a TBA basis(See Note 5).

(g)	Non-income producing security.

(h)	Fair value determined pursuant to procedures established by the Board of Directors.

**	Aggregate cost for Federal Income tax purposes is substantially the same.

Abbreviations used in this schedule:

DCB  — Debt Conversion Bond.

PAC I/ O  — Planned Amortization Class — Interest Only.
RSTA  — Revolving Short-Term Agreement.

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Statement of Assets and Liabilities

July 31, 2004

ASSETS:

Investments, at value (Cost — $528,764,570)	$565,610,579

Repurchase agreements, at value (Cost — $77,515,000)	77,515,000

Loan securities collateral, at value (Cost — $4,276,875) (Note 6)	4,276,875

Cash	648

Receivable for securities sold	117,757,568

Interest receivable	4,386,335

Prepaid expense	10,108

Total Assets	769,557,113

LIABILITIES:

Payable for securities purchased	399,679,838

Payable for loaned securities collateral (Note 6)	4,276,875

Investment advisory fee payable	185,325

Administration fee payable	43,903

Deferred dollar roll income	233,813

Accrued expenses	176,392

Total Liabilities	404,596,146

Total Net Assets	$364,960,967

NET ASSETS:

Common stock ($0.001 par value, 200,000,000 shares authorized; 34,510,639 shares outstanding)	$34,511

Capital paid in excess of par value	318,104,655

Undistributed net investment income	7,278,810

Accumulated net realized gain from investment transactions	2,696,982

Net unrealized appreciation of investments	36,846,009

Total Net Assets	$364,960,967

Net Asset Value, per share ($364,960,967 / 34,510,639 shares outstanding)	$10.58

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Statement of Operations

For the Year Ended July 31, 2004

INCOME:

Interest (Note 4 and 6)	$28,261,712

EXPENSES:

Investment advisory fee (Note 2)	2,200,455

Administration fee (Note 2)	520,928

Custody	116,353

Shareholder communications	95,499

Directors’ fees	78,071

Audit and tax services	59,823

Transfer agency services	37,110

Listing fees	32,140

Legal fees	29,285

Insurance fees	6,162

Other	10,336

Total Expenses	3,186,162

Net Investment Income	25,075,550

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):

Net realized gain from investment transactions	14,577,023

Net increase in unrealized appreciation on investments	3,788,117

Net Gain on Investments	18,365,140

Net Increase in Net Assets From Operations	$43,440,690

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Statement of Changes in Net Assets

For the Years ended July 31,

	2004	2003

OPERATIONS:

Net investment income	$25,075,550	$24,765,255

Net realized gain	14,577,023	9,356,043

Increase in net unrealized appreciation	3,788,117	35,038,378

Increase in Net Assets From Operations	43,440,690	69,159,676

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	(25,192,766)	(30,231,323)

Net realized gain	(5,038,553)	—

Decrease in Net Assets From Distributions to Shareholders	(30,231,319)	(30,231,323)

Increase in Net Assets	13,209,371	38,928,353

NET ASSETS:

Beginning of year	351,751,596	312,823,243

End of year*	$364,960,967	$351,751,596

* Includes undistributed net investment income of:	$7,278,810	$7,270,234

See Notes to Financial Statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended July 31, unless otherwise noted:

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$10.19	$9.06	$9.55	$9.75	$8.82

Income (Loss) From Operations:

Net investment income	0.73	0.72	0.91	1.07	0.95

Net realized and unrealized gain (loss)	0.54	1.29	(0.39)	(0.28)	0.92

Total Income From Operations	1.27	2.01	0.52	0.79	1.87

Less Distributions From:

Net investment income	(0.73)	(0.88)	(1.01)	(0.99)	(0.94)

Net realized gains	(0.15)	—	—	—	—

Total Distributions	(0.88)	(0.88)	(1.01)	(0.99)	(0.94)

Net Asset Value, End of Year	$10.58	$10.19	$9.06	$9.55	$9.75

Market Price, End of Year	$11.01	$10.41	$10.18	$9.80	$9.00

Total Return, Based on Market Price(1)	14.50%	11.10%	14.66%	20.64%	6.40%

Ratios to Average Net Assets:

Expenses	0.87%	0.89%	0.85%	0.84%	0.86%

Net investment income	6.84%	7.17%	9.44%	10.96%	10.15%

Supplemental Data:

Net assets, end of year (millions)	$365	$352	$313	$330	$336

Average net assets (millions)	$367	$345	$331	$337	$322

Portfolio turnover rate	62%*	24%	23%	15%	6%

Total mortgage dollar rolls outstanding, end of year (millions)	$290	$357	$240	$275	$208

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 613% for the year ended July 31, 2004.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 27, 1993. The investment objective of the Fund is to manage a portfolio of fixed-income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At July 31, 2004, a significant portion of the Fund’s investments was in sovereign debt of emerging market countries. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following are a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (continued)

However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Fund values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income and gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller

Notes to Financial Statements (continued)

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2. Investment Advisory Agreement, Administration Agreement and Other Transactions

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (“Adviser”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), pursuant to which the Adviser acts as the Fund’s investment adviser and is responsible for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Fund’s average weekly net assets. Pursuant to an Administration Agreement and a Sub-Administration Agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investments LLC as Sub-administrator (“Sub-administrator”). Under these agreements, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund’s average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services. Subsequent to the period of this report and pursuant to the terms of the Sub-Administration Agreement, in a letter dated August 27, 2004, each of the Fund and the Administrator gave the Sub-administrator notice that the Sub-Administrative Agreement was being terminated effective as of the open of business on November 1, 2004. Thus, as of November 1, 2004, the Administrator will no longer pay the Sub-administrator 80% of the fees the Administrator collects for its services.

Certain officers and/or Directors of the Fund are also officers and/or Directors of Citigroup.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (continued)

Note 3. Portfolio Activity and Federal Income Tax Status

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term investments) were as follows:

Purchases	$386,182,703

Sales	$482,283,865

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$41,512,224

Gross unrealized depreciation	(4,666,215)

Net unrealized appreciation	$36,846,009

Note 4. Mortgage Dollar Roll Transactions

The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. For the year ended July 31, 2004, the Fund recorded interest income of $8,252,371 related to such dollar rolls. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

The average monthly balance of dollar rolls outstanding during the year ended July 31, 2004 was $309,407,843. At July 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $290,443,658 for a scheduled settlement of August 12, 2004 and September 15, 2004. Counterparties with dollar rolls outstanding in excess of 10% of net assets at July 31, 2004 included J.P. Morgan Chase & Co. ($118,885,385) and Wachovia Securities, Inc. ($92,705,000).

Note 5. Securities Traded on a To-Be-Announced Basis

The Fund trades securities on a to-be-announced (“TBA”) basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (continued)

liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2004, the Fund held TBA securities with a total cost of $285,913,909.

Note 6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2004, the Fund loaned securities having a market value of $3,640,582. The Fund received cash collateral amounting to $4,276,875 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended July 31, 2004 was $4,248.

Note 7. Events Subsequent to July 31, 2004

Subsequent to July 31, 2004, the Board of Directors of the Fund declared dividends of $0.073 per common share payable August 27, 2004, September 24, 2004, October 29, 2004 and November 26, 2004 to shareholders of record on August 17, 2004, September 14, 2004, October 13, 2004 and November 16, 2004, respectively.

Note 8. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Notes to Financial Statements (continued)

transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

Note 9. Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Accumulated capital gains	$2,696,982

Unrealized appreciation	$36,846,009

The difference between book basis and tax basis undistributed ordinary income is attributable primarily to accumulated earnings and profits.

The tax character of distributions paid during the year ended July 31, 2004 was:

Ordinary income	$25,192,766

Long-term capital gains	5,038,553

Total	$30,231,319

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

September 22, 2004

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

				Number of
				Portfolios in
				Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Age	Fund(1)	Time Served(1)	Five Years	the Fund)	Held by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Age 58	Director and Member of the Audit and Nominating Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None
Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Age 58	Director and Member of the Audit and Nominating Committees, Class III	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	34	None
Leslie H. Gelb 150 East 69th Street New York, NY 10021 Age 66	Director and Member of the Audit and Nominating Committees, Class II	Since 2001	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)
William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Age 61	Director and Member of the Audit and Nominating Committees, Class II	Since 2003	President, W R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.
Riordan Roett The Johns Hopkins University 1710 Massachusetts Ave, NW Washington, DC 20036 Age 65	Director and Member of the Audit and Nominating Committees, Class I	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None
Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy Packard Avenue Medford, MA 02155 Age 66	Director and Member of the Audit and Nominating Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Flecher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Age	Trust(1)	Time Served(1)	Five Years	the Fund)	Held by Director

Interested Director:

R. Jay Gerken(2) Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Age 53	Director and Chairman, Class III	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 45	President Executive Vice President	Since 2002 1993- 2002	Managing Director of CGM and Salomon Brothers Asset Management Inc. (“SBAM”)	N/A	N/A

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Age 48	Senior Vice President and Chief Administrative Officer Executive Vice President and Treasurer	Since 2003 2002	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Age	Fund(1)	Time Served(1)	Five Years	the Fund)	Held by Director

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Age 46	Chief Financial Officer and Treasurer Controller	Since 2004 2003	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 37	Executive Vice President	Since 1996	Managing Director of CGM and SBAM (Since December 1998); Director of CGM and SBAM (Since January 1998) and Vice President of CGM and SBAM (Since January 1996)	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 50	Executive Vice President	Since 1994	Managing Director of CGM and SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 40	Executive Vice President	Since 1996	Managing Director of CGM and SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Compliance Officer	Since 2004	Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Age	Fund(1)	Time Served(1)	Five Years	the Fund)	Held by Director

Joseph T. Volpe CAM 125 Broad Street 10th Floor New York, NY 10004 Age 42	Controller	Since 2004	Vice President of CGM (Since 1992); Controller of certain funds associated with Citigroup; Assistant Controller of CAM (Since 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2005, and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until the next year and until their successors are duly elected and qualified.
(2)	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2004:

•	Total long-term capital gain distributions paid of $5,038,553.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Dividend Reinvestment Plan (unaudited) (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the SEC’s website at www.sec.gov.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and
Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer
and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

JOSEPH T. VOLPE

Controller

ROBERT I. FRENKEL

Secretary and
Chief Legal Officer

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

125 Broad Street 10th Floor, MF-2
New York, New York 10004

INVESTMENT ADVISER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

SUB-ADMINISTRATOR

Prudential Investments LLC One Seaport Plaza New York, New York 10292

CUSTODIAN

State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

SBG

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Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Annual Report

July 31, 2004

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

SBGANN 7/04
04-7210

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. were $55,000 and $55,000 for the years ended 7/31/04 and 7/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. were $0 and $0 for the years ended 7/31/04 and 7/31/03. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

In addition, there were no Audit-Related Fees billed in the years ended 7/31/04 and 7/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to July 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. were $5,700 and $5,700 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through June 30, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. for the years ended 7/31/04 and 7/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through July 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, were $811,000; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee. The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., the percentage of fees that were approved by the audit committee, with respect to:
Audit-Related Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03;
Tax Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03; and
Other Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. were $2.2 million and $6.4 million for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.

(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

By: /s/ R. Jay Gerken

      R. Jay Gerken
      Chief Executive Officer of
      Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ R. Jay Gerken

      (R. Jay Gerken)
      Chief Executive Officer of
      Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 7, 2004

By: /s/ (Frances M. Guggino)

      (Frances M. Guggino)
      Chief Financial Officer of
      Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 7, 2004